UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2006

Date of Report (Date of earliest event reported)

EXABYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-18033	84-0988566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2108 55th Street

Boulder, Colorado 80301

(Address of principal executive offices)

(303) 442-4333

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.-RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 17, 2006, Exabyte Corporation held a conference call to review its financial results for the fourth quarter and year ended December 31, 2005. A copy of a portion of the transcript of the conference call, regarding the results of the fourth quarter of 2005, is furnished as Exhibit 99.1 to this Form 8-K. On March 15, 2006, Exabyte filed its Form 10-K for the year ended December 31, 2005 with the Securities and Exchange Commission.

ITEM 9.01-FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Portion of Transcript of March 17, 2006 conference call, regarding results of the fourth quarter of 2005.

A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

EXABYTE CORPORATION
(Registrant)

Date	March 21, 2006	By	/s/ Tom W. Ward
Tom W. Ward
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Portion of Transcript of March 17, 2006 conference call, regarding results of the fourth quarter of 2005.

3530751_1.DOC

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